STANDPOINT MULTI-ASSET FUND

Institutional Class (BLNDX)

Investor Class (REMIX)

Prospectus

February 28, 2025

As Amended March 28, 2025

Standpoint Asset Management, LLC

4250 N. Drinkwater Blvd., Suite 300

Scottsdale, AZ 85251

Neither the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	3
Performance	5
Portfolio Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies of the Fund	8
Principal Risks of Investing in the Fund	9
Changes in Investment Objective or Policies	12
Temporary Defensive Positions	12
Portfolio Holdings	13
Cybersecurity	13
ACCOUNT INFORMATION	13
How to Buy Shares	13
How to Redeem Shares	16
Summary of Shareholder Fees	19
Inactive Accounts	19
Determination of Net Asset Value	19
Dividends, Distributions and Taxes	20
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	22
Investment Adviser	22
Portfolio Managers	23
CONSOLIDATED FINANCIAL HIGHLIGHTS	24
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Objective

The Standpoint Multi-Asset Fund (the “Fund”) seeks positive absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Investor Class
Management Fees	1.24%	1.24%
Distribution (12b-1) Fees	None	0.25%
Other Expenses[1]	0.13%	0.13%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.39%	1.64%
Fee Waiver and/or Expense Reimbursement[3]	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)[4]	1.26%	1.51%

1-	The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.
2-	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.
3-	The Fund’s adviser, Standpoint Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit total annual Fund operating expenses to 1.24% of the average daily net assets of each class of shares of the Fund through February 28, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 , as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This contractual agreement may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.
4-	Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets found in the “Financial Highlights” section of this prospectus because the Fund’s financial highlights do not include AFFE.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$128	$427	$748	$1,657
Investor Class	$154	$505	$880	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Standpoint Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), seeks to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific benchmark. The Adviser pursues these returns by allocating the Fund’s assets among multiple strategies to create an overall “All-Weather” strategy.

All Weather Strategy: The All-Weather strategy is an asset allocation methodology that diversifies across geographic regions, asset classes, and investment styles. Multiple strategies and investment styles are employed within the Fund. The Fund holds long positions in equity ETFs such that exposures resemble those of a global market-cap weighted index of developed markets, such as the U.S., U.K., Germany, Japan, and Singapore. The Adviser typically selects broad-based regional equity ETFs that the Adviser believes will produce positive absolute returns. The Fund also invests in exchange traded futures contracts from seven sectors: equity indexes, currencies, interest rates, metals, grains, soft commodities, and energies. The contracts can be positioned either long or short. The Fund not only may invest in this strategy directly, but may also invest indirectly through its Subsidiary (as described below). In addition, the Fund may invest in fixed income instruments including U.S. government securities, such as bills, notes, and bonds issued by the U.S. Treasury, money market funds, and/or cash.

As part of the Fund’s “All-Weather” strategy, a portion of the Fund is designed to participate in global futures markets and to produce a reasonable return premium in exchange for assuming risk. The Adviser identifies global futures contracts to be considered for the Fund’s portfolio on a daily basis through analysis of futures prices, volume, open interest, and term structure data. The strategy emphasizes durability, scalability and diversification across sectors and countries.

Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Generally, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying instrument or reference obligation increases and a negative return if the price of the underlying instrument or reference obligation decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying instrument or reference obligation decreases and a negative return if the price of the underlying instrument or reference obligation increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund may experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. Assets of the Fund not invested in ETFs or futures contracts (or used as margin) will generally be invested in liquid instruments, such as cash, money market instruments, and U.S. government securities including U.S. treasury bills or notes. The Fund may hold liquid instruments during periods when the Fund is already invested in ETFs and futures positions to the extent dictated by its investment strategy or when the Fund is not invested in futures positions. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than ETFs or futures contracts.

The Fund may invest up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary is advised by the Adviser, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 , as amended (the “1940 Act”), when viewed on a consolidated basis with the Fund. Additionally, the Subsidiary, when viewed on a consolidated basis with the Fund, complies with 1940 Act Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

●	Management Risk. The Fund is actively-managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

●	Other Investment Company Securities Risk. Investing in underlying investment companies, including money market funds and ETFs, exposes the Fund to the investment performance (positive or negative) and risks of the investment companies. ETFs are subject to additional risks, including the risk that an ETF’s shares may trade at a market price that is above or below its NAV. The Fund will indirectly bear a portion of the fees and expenses of the underlying funds in which it invests, which are in addition to the Fund’s own direct fees and expenses.

●	Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Wholly Owned Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

●	Derivatives Risk. Even a small investment in derivatives (which include futures) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk and liquidity risk. Credit risk is the risk that the counterparty may default. Liquidity risk is the risk that the Fund may not be able to sell the security or otherwise exit the contract in a timely manner, which may be because an exchange or the CFTC, which regulates commodity futures exchanges, suspends trading in a particular contract, orders immediate settlement of a contract or orders that trading be limited to the liquidation of open positions only.

●	Leverage Risk. Using futures to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Fixed Income Securities Risk. If interest rates increase, the value of any fixed income securities held by the Fund may decline. Fixed income securities are also subject to credit risk, which is the risk that the issuer of the security may default on payment of principal or interest.

●	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

●	Foreign Exchanges Risk. A portion of the Fund’s trades may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

●	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Institutional Class shares. Returns for Investor Class shares, which are not presented in the bar chart, would be different than the returns for Institutional Class shares. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based index and a blended index. This information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Class Annual Total Return (year ended December 31st)

Highest/Lowest quarterly results during this time period were:

Highest Quarter:	First Quarter 2024	14.66%
Lowest Quarter:	First Quarter 2020	(2.80)%

Average Annual Total Returns (for periods ended 12/31/2024)

	One Year	Five Years	Since Inception (12/30/2019)
Standpoint Multi-Asset Fund – Institutional Class
Before Taxes	13.15%	11.62%	11.62%
After Taxes on Distributions	10.80%	10.19%	10.18%
After Taxes on Distributions and Sale of Fund Shares	7.93%	8.71%	8.71%
Standpoint Multi-Asset Fund – Investor Class
Before Taxes	12.96%	11.36%	11.36%
ICE BofA US Treasury Bill Index(1)(4)(reflects no deduction for fees, expenses, or U.S. taxes)	5.29%	2.47%	2.47%
50% MSCI World Index(2)(4) & 50% ICE BofAML 3-Month U.S. Treasury Bill Index(3)(4)(reflects no deduction for fees, expenses, or U.S. taxes)	12.24%	7.39%	7.36%

(1)	As of the date of this prospectus, the Fund changed its primary index to the ICE BofA US Treasury Bill Index due to new regulatory requirements for broad-based index comparison. The ICE BofA U.S. Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market. Qualifying securities must have at least one month remaining term to final maturity and a minimum amount outstanding of $1 billion. Securities issued or marketed primarily to retail investors are excluded.
(2)	The MSCI World Index is a widely followed, unmanaged group of large and mid-cap stocks from 23 developed markets countries. The index has over 1,300 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country. The index is reviewed quarterly and rebalanced semi-annually. The large and mid-capitalization cutoff points are recalculated semi-annually.
(3)	The ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.
(4)	Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class only and will vary for the Investor Class. The returns of the indices presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling toll-free (866) 738-1128 or accessed on the Fund’s website at www.standpointfunds.com/fund.

Portfolio Management

Investment Adviser – Standpoint Asset Management, LLC

Portfolio Managers

-	Eric Crittenden, Chief Investment Officer & Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in December 2019.

-	Shawn Serik, Chief Technology Officer & Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in December 2019.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Institutional Class $25,000	By Mail: Standpoint Multi-Asset Fund
Investor Class $2,500	c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Minimum Additional Investment
NONE	By Phone: (866) 738-1128

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks positive absolute returns.

Principal Investment Strategies of the Fund

The Adviser seeks to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific benchmark. The Adviser pursues these returns by allocating the Fund’s assets among multiple strategies to create an overall “All-Weather” strategy.

All-Weather Strategy: The All-Weather strategy is an asset allocation methodology that diversifies across geographic regions, asset classes, and investment styles. Multiple strategies and investment styles are employed within the Fund. The Fund holds long positions in equity ETFs such that exposures resemble those of a global market-cap weighted index of developed markets, such as the U.S., U.K., Germany, Japan, and Singapore. The Adviser typically selects broad-based regional equity ETFs that the Adviser believes will produce positive absolute returns. The Fund also invests in exchange traded futures contracts from seven sectors: equity indexes, currencies, interest rates, metals, grains, soft commodities, and energies. The contracts can be positioned either long or short. The Fund not only may invest in this strategy directly, but may also invest indirectly through its Subsidiary (as described below). In addition, the Fund may invest in fixed income instruments including U.S. government securities such as bills, notes, and bonds issued by the U.S. Treasury, money market funds, and/or cash.

As part of the Fund’s “All-Weather” strategy, a portion of the Fund is designed to participate in global futures markets and to produce a reasonable return premium in exchange for assuming risk. The Adviser identifies global futures contracts to be considered for the Fund’s portfolio on a daily basis through analysis of futures prices, volume, open interest, and term structure data. The strategy emphasizes durability, scalability and diversification across sectors and countries.

Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Generally, a “long” position in a futures contract is expected to provide a positive return if the price of the underlying instrument or reference obligation increases and a negative return if the price of the underlying instrument or reference obligation decreases. Conversely, a “short” position in a futures contract is expected to provide a positive return when the price of the underlying instrument or reference obligation decreases and a negative return if the price of the underlying instrument or reference obligation increases. If the Fund holds both long and short futures positions in the same underlying instrument or reference obligation, the Fund may experience an overall loss with respect to its investments in that instrument or obligation if losses on one position (long or short) exceed the gains on the other position (long or short).

The Fund will be required to use a portion of its assets as margin for the Fund’s futures positions. Assets of the Fund not invested in ETFs or futures contracts (or used as margin) will generally be invested in liquid instruments, such as cash, money market instruments, and U.S. government securities including U.S. treasury bills or notes. The Fund may hold liquid instruments during periods when the Fund is already invested in ETFs and futures positions to the extent dictated by its investment strategy or when the Fund is not invested in futures positions. As a result, a substantial portion of the Fund’s portfolio may be invested in instruments other than ETFs or futures contracts.

The Fund may invest up to 25% of its total assets (measured at the time of purchase) in the Subsidiary. The Subsidiary is advised by the Adviser, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act, when viewed on a consolidated basis with the Fund. Additionally, the Subsidiary, when viewed on a consolidated basis with the Fund, complies with 1940 Act Sections 8 and 18 (regarding investment policies, capital structure and leverage), Section 15 (regarding investment advisory contracts) and Section 17 (regarding affiliated transactions and custody). The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the CFTC. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

●	Management Risk. The Adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the Adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to the Fund and the Fund may not achieve its investment objective.

●	Other Investment Company Securities Risk. When the Fund invests in other investment companies, including money market funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). Because shares of ETFs trade on an exchange at market prices, their shares may trade at a price that is above or below their NAV. Inverse and leveraged ETFs typically use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. An active (or liquid) trading market for an ETF’s fund’s shares may not develop or be maintained.

●	Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Wholly-Owned Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Fund, by investing in its Subsidiary, does not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls its Subsidiary. The investments of the Fund and its Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

●	Derivatives Risk. The Fund may use derivatives (including futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

●	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the futures will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

●	Liquidity Risk. Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be limited to the liquidation of open positions only.

●	Leverage Risk. Using futures can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do to in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques. Futures may experience potentially dramatic price changes, imperfect amplification and imperfect correlations between the price of the futures and the underlying asset, security or index. This may increase the volatility of the Fund.

●	Short Position Risk. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

●	Fixed Income Securities Risk.

●	Credit Risk. The issuer of a fixed income security may be unable or unwilling to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●	Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will typically decline because investors will demand a higher rate of return.

●	Interest Rate Risk. As interest rates rise, the value of any fixed income securities held by the Fund is likely to decrease.

●	Duration Risk. Duration, generally, is a measure of a security’s sensitivity to changes in interest rates and indicates the number of years over which the initial purchase price will be repaid based on its cash flow. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations. For example, if rates rise significantly, effective duration may tend to understate the drop in a fixed income security’s price. If interest rates drop significantly, effective duration may tend to overstate the rise in a security’s price. In both scenarios, there is a risk that the value of the security may be overstated, and the risk is greater when the effective duration is longer.

●	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

●	Foreign Exchanges Risk. A portion of the Fund’s trades may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

●	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of any U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

Changes in Investment Objective or Policies

The Board may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the Fund’s NAV determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers two share classes: Institutional Class and Investor Class. Each class of shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on many factors, including the amount and the length of time that you expect to invest. Institutional Class shares are less expensive than Investor Class shares for investors who meet the Institutional Class investment minimum. At the discretion of the Adviser, investors may exchange their shares of one class for shares of another class.

Institutional Class. Institutional Class shares require a minimum initial investment of $25,000. There is no minimum for subsequent investments. Institutional Class shares are available at NAV and are not subject to any 12b-1 fees. Institutional Class shares can be purchased directly through the distributor or through other financial intermediaries. Other financial intermediaries may charge you transaction fees with respect to your purchase. In the case of a broker-dealer, transaction fees may include commissions. Transaction fees charged by other financial intermediaries are in addition to fees described in this Prospectus.

Investor Class. Investor Class shares require a minimum initial investment of $2,500. There is no minimum for subsequent investments. Investor Class shares can be purchased directly through the distributor or through other financial intermediaries. Investor Class shares are purchased at NAV without deducting a sales charge. You do not pay an initial sales charge on purchases of Investor Class shares and all of your purchase payment is immediately invested in the Fund. The dealer of record typically receives a payment from the Fund’s distributor of 0.25% of the amount you invest in Investor Class shares, which is deducted from the average daily net assets of the Fund’s Investor Class shares in the form of the 12b-1 fee.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative NAV of the two classes on the conversion date. Please call Shareholder Services at (866) 738-1128.

The Fund reserves the right to change the above eligibility criteria for either share class. The Adviser may waive the minimums for any class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly through the distributor, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (which may be a commission) by that intermediary.

Initial Purchase

By Mail – Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH); and

●	an indication of which share class is to be purchased.

Mail the application and check to:

U.S. Mail:	Standpoint Multi-Asset Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Overnight:	Standpoint Multi-Asset Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (866) 738-1128 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”) at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (866) 738-1128 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (“IRA”); simplified employee pensions (“SEP”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (866) 738-1128 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of the Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Trust has adopted a distribution plan with respect to the Fund’s Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund pays the Fund’s distributor, the Adviser and/or other financial intermediaries, a fee of 0.25% of the average daily net assets of Investor Class shares. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund. Institutional Class shares, for shareholders who meet the investment minimum, will be less expensive than Investor Class shares because they do not charge a 12b-1 fee.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Standpoint Multi-Asset Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

Overnight:	Standpoint Multi-Asset Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (866) 738-1128 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (866) 738-1128. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund not its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

The Fund’s Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (866) 738-1128. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested at that time in the Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $20,000 for Institutional Class or $2,000 for Investor Class due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Summary of Shareholder Fees

Below are fees that may be paid by shareholders of the Fund, some of which have been addressed above:

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains at least annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. With the exception of futures contracts, capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Capital gains on futures contracts that are not held in the Subsidiary are generally taxed 60% as long-term and 40% as short-term gains. Capital gains on futures contracts that are held in the Subsidiary will be taxed at short-term rates. Approximately 50% of the futures contracts held by the Fund will be held in the Subsidiary.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the Fund’s current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for a period of more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Standpoint Asset Management, LLC, located at 4250 N. Drinkwater Blvd., Suite 300, Scottsdale, AZ 85251, serves as the investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser has been registered with the CFTC as a “commodity pool operator” since October 2019 and with the U.S. Securities and Exchange Commission as an investment adviser since September 2019. The Adviser is 79.42% employee owned. As of October 31, 2024, the Adviser managed $1,024 million in assets.

For its services, the Adviser is paid a management fee at the annual rate of 1.24% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) in order to limit the Fund’s total annual operating expenses to 1.24% of the average daily net assets of each class of shares of the Fund. The contractual agreement is in place through February 28, 2027 and may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended October 31, 2024, the Adviser received a fee equal to 1.11% of the average daily net assets of the Fund, after waivers and reimbursements.

A discussion of the factors that the Board considered in renewing the management agreement for the Fund is included in the Fund’s Form N-CSR dated April 30, 2024.

If you invest in the Fund through a financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than shares of other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

The investment decisions for the Fund are made by Eric Crittenden and Shawn Serik.

Eric Crittenden became Chief Investment Officer and Portfolio Manager of the Adviser in August 2019. He was Co-CIO and Co-Portfolio Manager for Longboard Asset Management from August 2011 to August 2018, and the Director of Research for Blackstar Funds from May 2003 to August 2011. Eric was a Research Analyst and Portfolio Manager for a Kansas-based family office and an Arizona-based hedge fund from November 1999 to May 2003. He graduated summa cum laude from Wichita State University in 1999 with a BBA in Finance.

Shawn Serik became Chief Technology Officer and Portfolio Manager of the Adviser in August 2019. Prior to that, Shawn was a Computer Systems Analyst at Longboard Asset Management from July 2015 to February 2019, and a Senior Software Developer and Product Manager at INTL FC Stone LLC from May 2011 to June 2015. Before that, Shawn was a Business Analyst for SAS Institute (Canada) from May 2008 to April 2011, a Senior Analyst at National Bank of Canada from September 2006 to September 2007, and the Senior Risk Analyst, Risk Analyst, and Corporate Strategy Analyst at Westar Energy from December 1999 to March 2006. He graduated summa cum laude from Wichita State University in 1999 with a Bachelor’s degree in Business

Administration, with a major in Finance and a minor in Economics. He also holds a Master of Finance degree from University of Toronto.

The Fund’s Statement of Additional Information provides additional information about the Fund’s Portfolio Managers, including their compensation, other accounts that they manage, and ownership of Fund shares.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s consolidated financial statements, is included in the Fund’s Form N-CSR, which is available upon request without charge.

Standpoint Multi-Asset Fund – Institutional Class

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Years Ended October 31,				For the Period Ended October 31,
	2024	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.71	$13.78	$14.12	$10.25	$10.00
Investment operations:
Net investment income (loss)	0.13	0.12	(0.14)	(0.06)	(0.02)
Net realized and unrealized gain on investments	1.56	0.16	0.59	4.07	0.27
Total from investment operations	1.69	0.28	0.45	4.01	0.25
Less distributions to shareholders from:
Net investment income	(0.12)	(0.07)	(0.61)	(0.14)	-
Net realized gains	(0.38)	(0.28)	(0.18)	-	-
Total distributions	(0.50)	(0.35)	(0.79)	(0.14)	-
Net asset value, end of period	$14.90	$13.71	$13.78	$14.12	$10.25
Total Return(b)	12.79%	2.16%	3.64%	39.45%	2.50	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$963,829	$614,526	$499,727	$118,606	$18,019
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.37%	1.39%	1.46%	1.91%	4.21	%(d)
Ratio of net investment income (loss) to average net assets	1.07%	0.96%	(0.26)%	(0.49)%	(0.39	)%(d)
Portfolio turnover rate(e)	-%	8%	158%	-%	15	%(c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

Standpoint Multi-Asset Fund – Investor Class

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Years Ended October 31,				For the Period Ended October 31,
	2024	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.64	$13.71	$14.08	$10.23	$10.00
Investment operations:
Net investment income (loss)	0.10	0.12	(0.26)	(0.08)	(0.02)
Net realized and unrealized gain on investments	1.54	0.13	0.67	4.05	0.25
Total from investment operations	1.64	0.25	0.41	3.97	0.23
Less distributions to shareholders from:
Net investment income	(0.08)	(0.04)	(0.60)	(0.12)	-
Net realized gains	(0.38)	(0.28)	(0.18)	-	-
Total distributions	(0.46)	(0.32)	(0.78)	(0.12)	-
Net asset value, end of period	$14.82	$13.64	$13.71	$14.08	$10.23
Total Return(b)	12.48%	1.96%	3.34%	39.16%	2.30	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$60,280	$46,575	$44,095	$9,298	$1,356
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.49	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.62%	1.66%	1.71%	2.16%	4.46	%(d)
Ratio of net investment income (loss) to average net assets	0.84%	0.89%	(0.51)%	(0.75)%	(0.55	)%(d)
Portfolio turnover rate(e)	-%	8%	158%	-%	15	%(c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Fund’s Annual Report includes a discussion by Fund management of market conditions, economic trends, and investment strategies that significantly affected the Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Fund and its investment restrictions, risks, policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the Fund’s current SAI and Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s website at www.standpointfunds.com/fund.

By Telephone: Call Shareholder Services at (866) 738-1128.

By Mail: Send a written request to:

Standpoint Multi-Asset Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Information about the Fund (including the SAI and other reports) is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237